UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

PARKWAY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando FL	32801
(Address of Principal Executive Offices, including zip code)	(Zip code)

Registrant’s telephone number, including area code: (407) 650-0593

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Unsecured Term Loan Agreement

On June 12, 2013, Parkway Properties, Inc. (the “Company”), Parkway Properties LP (the “Borrower”) and certain subsidiaries of the Borrower entered into a term loan agreement (the “Additional Term Loan Agreement”) providing for a $120 million unsecured term loan (the “Additional Term Loan”) with Wells Fargo Bank, National Association, as Administrative Agent and lender.

The New Term Loan has a maturity date of June 11, 2018, and includes an accordion feature that, subject to obtaining additional loan commitments from lenders and certain other customary conditions, allows for an increase in the size of the Additional Term Loan to up to $250 million. The interest rate on the Additional Term Loan is based on LIBOR plus a margin of 145 to 200 basis points, depending upon the Company’s overall leverage ratio (with such rate being 145 basis points as of June 12, 2013). The entire $120 million was drawn on June 12, 2013.

The Additional Term Loan is guaranteed by the Company and substantially all wholly-owned subsidiaries of the Borrower that own unencumbered properties (the “Guaranty”). The entities that guaranty the Additional Term Loan also guaranty the Borrower’s existing unsecured revolving credit facility and unsecured term loan facility.

The Additional Term Loan requires that the Company, the Borrower and the subsidiaries of the Borrower comply with various covenants, including with respect to restrictions on liens, incurring indebtedness, making investments, effecting mergers and/or asset sales and certain restrictions on dividend payments. In addition, the Additional Term Loan Agreement requires that the Company satisfy certain financial maintenance covenants, including:

•	ratio of total debt to total asset value of not more than 60%;

•	ratio of adjusted EBITDA to fixed charges of not less than 1.45 to 1.00 for the periods through and including December 31, 2013, and increasing to 1.50 to 1.00 for all periods thereafter;

•	ratio of secured indebtedness to total asset value of not more than 50%;

•	ratio of secured recourse debt to total asset value of not more than 10%;

•	ratio of net operating income from unencumbered properties satisfying certain criteria specified in the Additional Term Loan Agreement to unsecured indebtedness of not less than 11%; and

•	tangible net worth of not less than $425 million plus 75% of the net proceeds of all equity issuances since March 30, 2012 (other than equity issuances to the extent the proceeds thereof are used to redeem or retire certain other equity interests).

The Additional Term Loan Agreement also includes customary events of default, the occurrence of which, following any applicable cure period, would permit the lenders to, among other things, declare the principal, accrued interest and other obligations of the Borrower under the Additional Term Loan Agreement to be immediately due and payable. The covenants and events of default under the Additional Term Loan Agreement, including those described herein, are substantially the same as those included in the other existing unsecured bank facilities of the Borrower.

The Additional Term Loan Agreement is filed as Exhibit 10.1 and the Guaranty is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference, and the foregoing summary of each of the Additional Term Loan Agreement and Guaranty is qualified in its entirety by reference to Exhibit 10.1 and Exhibit 10.2, respectively.

From time to time, the Company and the Borrower have had customary commercial and/or investment banking relationships with Wells Fargo, N.A., and/or certain of its affiliates.

Third Amendment to Credit Agreement and Amendment to Term Loan Agreement

In connection with the Additional Term Loan, on June 12, 2013, the Company, the Borrower and certain subsidiaries of the Borrower entered into (1) the Third Amendment (the “Third Revolver Amendment”), to the Amended and Restated Credit Agreement dated as of March 30, 2012 (the “Credit Agreement”) for its $215 million senior unsecured revolving credit facility with Wells Fargo Bank, National Association as Administrative Agent and (2) an Amendment (the “Term Loan Amendment”) to the Term Loan Agreement dated as of September 28, 2012 (the “Term Loan Agreement”) for its $125 million senior unsecured term loan facility with KeyBank National Association as Administrative Agent.

Each of the Third Revolver Amendment and the Term Loan Amendment implement certain technical amendments required to permit the execution of the Additional Term Loan Agreement and to conform to other terms that were specified in the Additional Term Loan Agreement, including an amendment to the tangible net worth covenant requirement to ensure that the covenant threshold does not increase in circumstances where the proceeds of equity issuances are applied to the repurchase of preferred stock.

Except as amended by the Third Revolver Amendment and the Term Loan Amendment, the remaining terms of the Credit Agreement and the Term Loan Agreement, respectively, remain in full force and effect.

The Third Revolver Amendment is filed as Exhibit 10.3 and the Term Loan Amendment is filed as Exhibit 10.4 to this Current Report on Form 8-K and each amendment is incorporated into this Item 1.01 by reference, and the foregoing summary of each of the Third Revolver Amendment and the Term Loan Amendment is qualified in its entirety by reference to Exhibit 10.3 and Exhibit 10.4, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Term Loan Agreement by and among Parkway Properties LP, Parkway Properties, Inc. and Wells Fargo Bank, National Association as Administrative Agent and lender, dated June 12, 2013

10.2	Guaranty dated as of June 12, 2013 by the Company and certain subsidiaries of the Company party thereto in favor of Wells Fargo Bank, National Association

10.3	Third Amendment to Amended and Restated Credit Agreement by and among Parkway Properties LP, Parkway Properties, Inc., Wells Fargo Bank, National Association as Administrative Agent and the lenders party thereto, dated June 12, 2013

10.4	Amendment to Term Loan Agreement by and among Parkway Properties LP, Parkway Properties, Inc., KeyBank National Association as Administrative Agent and the lenders party thereto, dated June 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2013	PARKWAY PROPERTIES, INC.

	BY:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Term Loan Agreement by and among Parkway Properties LP, Parkway Properties, Inc. and Wells Fargo Bank, National Association as Administrative Agent and lender, dated June 12, 2013

10.2	Guaranty dated as of June 12, 2013 by the Company and certain subsidiaries of the Company party thereto in favor of Wells Fargo Bank, National Association

10.3	Third Amendment to Amended and Restated Credit Agreement by and among Parkway Properties LP, Parkway Properties, Inc., Wells Fargo Bank, National Association as Administrative Agent and the lenders party thereto, dated June 12, 2013

10.4	Amendment to Term Loan Agreement by and among Parkway Properties LP, Parkway Properties, Inc., KeyBank National Association as Administrative Agent and the lenders party thereto, dated June 12, 2013

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